Exhibit 99.2

Advent Software, Inc. Fourth Quarter 2014 Earnings Highlights February 2, 2015 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements Any forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties and our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2013 Annual Report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

ADVS Q414 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $10.1M Annualized Recurring Run Rate was $383.4M at December 31, 2014; increase of 7% over December 31, 2013 Quarterly revenue of $100.7M; increase of 3% over prior year 20% of revenue was from international sources 92% of revenue was categorized as recurring Non-GAAP Operating Income of $31.2M, or 31.0% of revenue; increase of 8% compared to $28.9M, or 29.6% of revenue in prior year. Non-GAAP Diluted EPS of $0.36; increase of 13% over prior year Adjusted EBITDA of $34.4M, increase of 10% over prior year Operating cash flows of $43.6M, increase of 19% over prior year Q2 14 updated renewal rate of 97%; increase of 2 points over initial rate Q3 14 initially reported renewal rate of 93%; decrease of 4 points over prior year 3

ADVS 2014 Highlights 4 Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $30.1M Annual revenue of $396.8 M; increase of 4% over prior year 19% of revenue was from international sources 92% of revenue was categorized as recurring Non-GAAP Operating Income of $125.8M, or 31.7% of revenue; increase of 9% compared to $115.3M, or 30.1% in prior year. Non-GAAP Diluted EPS of $1.44; increase of 9% over prior year Adjusted EBITDA of $134.6M, increase of 14% over prior year Operating cash flows of $115M, increase of 17% over prior year

ADVS Q414 Financial Highlights Metric Q413 Q414 $ +/- % +/- Annual Contract Value ($M) $8.8 $10.1 $1.3 +15% Annualized Recurring Run Rate at 12/31 ($M) $359.2 $383.4 $24.2 +7% Revenue ($M) $97.6 $100.7 $3.1 +3% Operating Cash Flow ($M) $36.7 $43.6 $6.9 +19% GAAP Operating Margin 18.9% 22.3% +3.4 pts +18% GAAP Diluted EPS $0.20 $0.27 $0.07 +33% Non-GAAP Operating Margin1 29.6% 31.0% +1.4pts +5% Adjusted EBITDA ($M)1 $31.4 $34.4 $3.0 +10% Non-GAAP Diluted EPS1 $0.32 $0.36 $0.04 13% 1 See reconciliation of GAAP to Non-GAAP measures on slides 12 and 13 * Totals, $+/- and % +/ - may not recalculate due to rounding 5

ADVS FY14 Financial Highlights Metric FY13 FY14 $ +/- % +/- Annual Contract Value ($M) $31.2 $30.1 ($1.1) -4% Revenue ($M) $383.0 $396.8 $13.9 +4% Operating Cash Flow ($M) $98.6 $115.2 $16.6 +17% GAAP Operating Margin 12.0% 21.1% +9.1 pts +75% GAAP Diluted EPS $0.54 $0.94 $0.40 +74% Non-GAAP Operating Margin1 30.1% 31.7% +1.6 pts +5% Adjusted EBITDA ($M)1 $118.5 $134.6 $16.1 +14% Non-GAAP Diluted EPS1 $1.32 $1.44 $0.12 +9% 1 See reconciliation of GAAP to Non-GAAP measures on slides 12 and 13 * Totals, $+/- and % +/ - may not recalculate due to rounding 6

7 ADVS Operating Metrics ($ in millions) 7 Annual Contract Value Annualized Recurring Run Rate Renewals $31 The annual contribution to revenue once contracts are signed for Term License, Advent OnDemand, and Black Diamond. The annualized run rate of all of our contracted recurring revenue streams as of a point in time. The metric includes the combined effects of ACV, renewals and the existing run rate of recurring revenues into a single metric. Client contract renewals compared to the same quarter in the previous year based on cash collections and reported one quarter in arrears. *Annualized Recurring Run Rate is not intended to be forward looking.

ADVS Revenue ($ in millions) * Totals, $+/- and % +/ - may not recalculate due to rounding 8

ADVS Q414 Revenue Components ($ in millions) Q413 Q414 $ +/- % +/- Recurring $89.0 $92.9 $3.9 +4% Term License Revenue $47.1 $49.3 $2.2 +5% Perpetual Maintenance $16.0 $15.6 ($0.4) -3% Other Recurring 1 $25.9 $28.0 $2.1 +8% Non-Recurring $8.6 $7.7 ($0.8) -10% Total Revenue $97.6 $100.7 $3.1 +3% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding 9

ADVS FY14 Revenue Components ($ in millions) FY13 FY14 $ +/- % +/- Recurring $349.9 $365.3 $15.4 +4% Term License Revenue $180.5 $194.2 $13.7 +8% Perpetual Maintenance $65.4 $64.1 ($1.3) -2% Other Recurring 1 $104.0 $107.0 $3.0 +3% Non-Recurring $33.1 $31.5 ($1.6) -5% Total Revenue $383.0 $396.8 +$13.9 +4% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding 10

Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) 11 Deferred Revenue ADVS Deferred Revenue and Backlog ($ in millions) Deferred Revenue/Backlog

Q4 Reconciliation of GAAP to Non-GAAP 12 Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin 71,300 $ 70.8% 68,525 $ 70.2% Amortization of acquired intangibles 1,070 1,177 Stock-based compensation 1,094 1,406 Non-GAAP gross margin 73,464 $ 73.0% 71,108 $ 72.9% GAAP operating income 22,432 $ 22.3% 18,397 $ 18.9% Amortization of acquired intangibles 1,874 2,089 Stock-based compensation 6,800 7,581 Restructuring charges 135 811 Non-GAAP operating income 31,241 $ 31.0% 28,878 $ 29.6% GAAP net income 14,698 $ 11,017 $ Amortization of acquired intangibles 1,873 2,089 Stock-based compensation 6,800 7,581 Restructuring charges 135 811 Income tax adjustment (1) (4,087) (4,420) Non-GAAP net income 19,419 $ 17,078 $ GAAP net income 14,698 $ 11,017 $ Net interest 1,499 2,510 Provision for income taxes 6,369 4,778 Depreciation expense 2,666 2,895 Amortization expense 2,398 2,594 Stock-based compensation 6,800 7,581 Adjusted EBITDA 34,430 $ 31,375 $ Diluted net income per share GAAP 0.27 $ 0.20 $ Non-GAAP 0.36 $ 0.32 $ Shares used to compute diluted net income per share 54,072 53,844 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2014 and 2013, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes. 2014 2013 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations' gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses and income we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Three Months Ended December 31

FY Reconciliation of GAAP to Non-GAAP 13 Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin 279,299 $ 70.4% 263,238 $ 68.7% Amortization of acquired intangibles 4,642 6,841 Stock-based compensation 4,585 6,743 Non-GAAP gross margin 288,526 $ 72.7% 276,822 $ 72.3% GAAP operating income 83,742 $ 21.1% 46,132 $ 12.0% Amortization of acquired intangibles 8,033 10,616 Stock-based compensation 29,371 48,178 Restructuring charges 4,629 3,770 Recapitalization costs - 6,041 Transaction related fees - 565 Non-GAAP operating income 125,775 $ 31.7% 115,302 $ 30.1% GAAP net income 50,263 $ 28,752 $ Amortization of acquired intangibles 8,033 10,616 Stock-based compensation 29,371 48,178 Restructuring charges 4,628 3,770 Recapitalization costs - 6,692 Transaction related fees - 565 Income tax adjustment (1) (15,067) (27,892) Non-GAAP net income 77,228 $ 70,681 $ GAAP net income 50,263 $ 28,752 $ Net interest 7,251 6,949 Provision for income taxes 26,518 10,237 Depreciation expense 11,037 11,531 Amortization expense 10,164 12,862 Stock-based compensation 29,371 48,178 Adjusted EBITDA 134,604 $ 118,509 $ Diluted net income per share GAAP 0.94 $ 0.54 $ Non-GAAP 1.44 $ 1.32 $ Shares used to compute diluted net income per share 53,608 53,378 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2014 and 2013, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes. 2014 2013 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations' gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses and income we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Twelve Months Ended December 31